                                NEW ENGLAND LIFE
                               INSURANCE COMPANY

                            Zenith Survivorship Life
                          Flexible Premium Adjustable
                 Variable Survivorship Life Insurance Policies

                       Supplement Dated April 30, 2007 to
         Prospectuses Dated April 30, 1999, May 1, 2000 and May 1, 2001

     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Survivorship Life Policies are no longer available for sale.

     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston, Massachusetts 02116.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS http://www.sec.gov.

     THE ELIGIBLE FUND PROSPECTUSES ARE ATTACHED. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                          INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock
Exchange -- even if due to our delay (such as a delay in answering your telephone call).

     The Designated Office for various Policy transactions is as follows:

Premium Payments                 New England Financial
                                 P.O. Box 371499
                                 Pittsburgh, PA 15250-7499
Payment Inquiries and            New England Financial/MetLife
Correspondence                   P.O. Box 30440
                                 Tampa, FL 33630-3440
Beneficiary and Ownership        New England Financial/MetLife
Changes                          P.O. Box 541
                                 Warwick, RI 02887-0541
Surrenders, Loans, Withdrawals   New England Financial/MetLife
and Sub-Account Transfers        P.O. Box 543
                                 Warwick, RI 02887-0543
Death Claims                     New England Financial/MetLife
                                 P.O. Box 353
                                 Warwick, RI 02887-0353
Sub-Account Transfers by         (800) 200-2214
  Telephone
All Other Transactions and       (800) 388-4000
  Inquiries

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office or by telephoning us (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative, or contact us at (800) 200-2214. We use reasonable procedures to confirm that instructions communicated by telephone or facsimile are genuine. Any telephone or facsimile instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone instructions, or that you have authorized any such person to act for you.

     We do not currently offer Internet transfer capability to Policy Owners, but may do so in the future. We will notify you if we begin to offer Internet transactions.

     Telephone, facsimile, and computer systems may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     PAYMENT OF PROCEEDS. We may withhold payment of surrender or loan proceeds if any portion of those proceeds would be derived from a Policy Owner's check, or from a premium transaction under our pre-authorized checking arrangement that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from the Policy Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Policy Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check. We do not accept cash, money orders, or travelers checks.

                              CHARGES AND EXPENSES

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large-Cap Core Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS

     The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2006, before and after any applicable contractual fee waivers and expense reimbursements:

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                                                    NET TOTAL
                                                                                                                     ANNUAL
                                                                                                                    EXPENSES
                                                                                                                    INCLUDING
                                                                   GROSS TOTAL     FEE WAIVERS      NET TOTAL     NET EXPENSES
                                   MANAGEMENT    OTHER     12B-1      ANNUAL       AND EXPENSE       ANNUAL       OF UNDERLYING
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)    PORTFOLIOS(1)
                                   ----------   --------   -----   ------------   --------------   -----------   ---------------
METROPOLITAN SERIES FUND, INC.
  (CLASS A SHARES)
BlackRock Aggressive Growth
  Portfolio......................     .72%        .06%     .00%        .78%            .00%            .78%(2)
BlackRock Bond Income
  Portfolio......................     .39%        .07%     .00%        .46%            .01%            .45%(2,3)
BlackRock Diversified
  Portfolio......................     .44%        .07%     .00%        .51%            .00%            .51%(2)
BlackRock Large Cap Value
  Portfolio......................     .70%        .11%     .00%        .81%            .00%            .81%(2,4)
BlackRock Legacy Large Cap Growth
  Portfolio......................     .73%        .07%     .00%        .80%            .00%            .80%(2)
BlackRock Money Market
  Portfolio......................     .34%        .04%     .00%        .38%            .01%            .37%(2,5)
BlackRock Strategic Value
  Portfolio......................     .82%        .06%     .00%        .88%            .00%            .88%(2)
Davis Venture Value Portfolio....     .71%        .04%     .00%        .75%            .00%            .75%(2)
FI International Stock
  Portfolio......................     .85%        .13%     .00%        .98%            .00%            .98%(2)
FI Large Cap Portfolio...........     .78%        .06%     .00%        .84%            .00%            .84%(2,6)
FI Mid Cap Opportunities
  Portfolio......................     .68%        .06%     .00%        .74%            .00%            .74%(2)
FI Value Leaders Portfolio.......     .64%        .07%     .00%        .71%            .00%            .71%(2)
Franklin Templeton Small Cap
  Growth Portfolio...............     .90%        .15%     .00%       1.05%            .00%           1.05%(2,7)
Harris Oakmark Focused Value
  Portfolio......................     .72%        .05%     .00%        .77%            .00%            .77%(2)
Harris Oakmark Large Cap Value
  Portfolio......................     .72%        .06%     .00%        .78%            .00%            .78%(2)
Jennison Growth Portfolio........     .63%        .05%     .00%        .68%            .00%            .68%(2)
Lehman Brothers Aggregate Bond
  Index Portfolio................     .25%        .06%     .00%        .31%            .01%            .30%(2,8)
Loomis Sayles Small Cap
  Portfolio......................     .90%        .07%     .00%        .97%            .05%            .92%(2,9)
MetLife Mid Cap Stock Index
  Portfolio......................     .25%        .08%     .00%        .33%            .01%            .32%(2,10,11)
MetLife Stock Index Portfolio....     .25%        .05%     .00%        .30%            .01%            .29%(2,10)

                                                                                                                    NET TOTAL
                                                                                                                     ANNUAL
                                                                                                                    EXPENSES
                                                                                                                    INCLUDING
                                                                   GROSS TOTAL     FEE WAIVERS      NET TOTAL     NET EXPENSES
                                   MANAGEMENT    OTHER     12B-1      ANNUAL       AND EXPENSE       ANNUAL       OF UNDERLYING
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)    PORTFOLIOS(1)
                                   ----------   --------   -----   ------------   --------------   -----------   ---------------
MFS Total Return Portfolio.......     .53%        .05%     .00%        .58%            .00%            .58%(2,6)
Morgan Stanley EAFE Index
  Portfolio......................     .30%        .15%     .00%        .45%            .01%            .44%(2,12,13)
Neuberger Berman Mid Cap Value
  Portfolio......................     .65%        .06%     .00%        .71%            .00%            .71%(2,6)
Oppenheimer Global Equity
  Portfolio......................     .53%        .09%     .00%        .62%            .00%            .62%(2)
Russell 2000 Index Portfolio.....     .25%        .11%     .00%        .36%            .01%            .35%(2,10,13)
T. Rowe Price Large Cap Growth
  Portfolio......................     .60%        .08%     .00%        .68%            .00%            .68%(2)
T. Rowe Price Small Cap Growth
  Portfolio......................     .51%        .07%     .00%        .58%            .00%            .58%(2)
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................     .63%        .07%     .00%        .70%            .00%            .70%(2)
Western Asset Management U.S.
  Government Portfolio...........     .50%        .07%     .00%        .57%            .00%            .57%(2)
Zenith Equity Portfolio..........     .00%        .01%     .00%        .01%            .00%            .01%            72%(14)
MetLife Conservative Allocation
  Portfolio......................     .10%        .09%     .00%        .19%            .09%            .10%(16)       .71%(15)
MetLife Conservative to Moderate
  Allocation Portfolio...........     .10%        .02%     .00%        .12%            .02%            .10%(16)       .75%(15)
MetLife Moderate Allocation
  Portfolio......................     .10%        .01%     .00%        .11%            .01%            .10%(16)       .80%(15)
MetLife Moderate to Aggressive
  Allocation Portfolio...........     .10%        .01%     .00%        .11%            .01%            .10%(16)       .85%(15)
MetLife Aggressive Allocation
  Portfolio......................     .10%        .07%     .00%        .17%            .07%            .10%(16)       .85%(15)
MET INVESTORS SERIES TRUST (CLASS
  A SHARES)(17)
BlackRock Large-Cap Core
  Portfolio......................     .63%        .22%     .00%        .85%            .00%            .85%(18,19)
Cyclical Growth and Income ETF
  Portfolio......................     .45%        .18%     .00%        .63%            .08%            .55%(21)       .80%(20)
Cyclical Growth ETF Portfolio....     .45%        .15%     .00%        .60%            .05%            .55%(21)       .79%(22)
Harris Oakmark International
  Portfolio......................     .78%        .13%     .00%        .91%            .00%            .91%
Janus Forty Portfolio............     .65%        .06%     .00%        .71%            .00%            .71%(18)
Lazard Mid-Cap Portfolio.........     .70%        .06%     .00%        .76%            .00%            .76%
Legg Mason Partners Aggressive
  Growth Portfolio...............     .63%        .09%     .00%        .72%            .00%            .72%(19)
Legg Mason Value Equity
  Portfolio......................     .64%        .08%     .00%        .72%            .00%            .72%(23)
Lord Abbett Bond Debenture
  Portfolio......................     .50%        .04%     .00%        .54%            .00%            .54%
Met/AIM Small Cap Growth
  Portfolio......................     .87%        .06%     .00%        .93%            .00%            .93%(19)
MFS Research International
  Portfolio......................     .72%        .14%     .00%        .86%            .00%            .86%
Neuberger Berman Real Estate
  Portfolio......................     .64%        .04%     .00%        .68%            .00%            .68%
Oppenheimer Capital Appreciation
  Portfolio......................     .57%        .05%     .00%        .62%            .00%            .62%(19)
PIMCO Inflation Protected Bond
  Portfolio......................     .50%        .05%     .00%        .55%            .00%            .55%
PIMCO Total Return Portfolio.....     .50%        .05%     .00%        .55%            .00%            .55%
RCM Technology Portfolio.........     .88%        .14%     .00%       1.02%            .00%           1.02%(19,24)
T. Rowe Price Mid-Cap Growth
  Portfolio......................     .75%        .04%     .00%        .79%            .00%            .79%

                                                                                                                    NET TOTAL
                                                                                                                     ANNUAL
                                                                                                                    EXPENSES
                                                                                                                    INCLUDING
                                                                   GROSS TOTAL     FEE WAIVERS      NET TOTAL     NET EXPENSES
                                   MANAGEMENT    OTHER     12B-1      ANNUAL       AND EXPENSE       ANNUAL       OF UNDERLYING
                                      FEES      EXPENSES   FEES      EXPENSES     REIMBURSEMENTS   EXPENSES(1)    PORTFOLIOS(1)
                                   ----------   --------   -----   ------------   --------------   -----------   ---------------
FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS
  (INITIAL CLASS)
VIP Equity-Income Portfolio......     .47%        .10%     .00%        .57%            .00%            .57%
VIP Overseas Portfolio...........     .72%        .16%     .00%        .88%            .00%            .88%
AMERICAN FUNDS INSURANCE SERIES
  (CLASS 2 SHARES)
American Funds Bond Fund.........     .41%        .01%     .25%        .67%            .00%            .67%
American Funds Global Small
  Capitalization Fund............     .72%        .05%     .25%       1.02%            .00%           1.02%
American Funds Growth Fund.......     .32%        .02%     .25%        .59%            .00%            .59%
American Funds Growth-Income
  Fund...........................     .27%        .01%     .25%        .53%            .00%            .53%

---------------

(1)Net Total Annual Expenses do not reflect any expense reductions that certain Portfolios achieved as a result of directed brokerage arrangements.

(2)Other Expenses have been restated to reflect current fees, as if current fees had been in effect for the previous fiscal year.

(3)MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.325% for amounts over $1 billion but less than $2 billion.

(4)Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(5)MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee to the annual rate of 0.345% for the first $500 million of the Portfolio's average daily net assets and 0.335% for the next $500 million.

(6)The Management Fee has been restated to reflect current fees, as if the current fees had been in effect during the previous fiscal year.

(7)Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.03%.

(8)MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.244%.

(9)MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio by 0.05%.

(10)
   MetLife Advisors, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.243%.

(11)
   Other Expenses include 0.01% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(12)
   MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to reduce the Management Fee of the Portfolio to 0.293%.

(13)
   Other Expenses include 0.02% of "Acquired Fund Fees and Expenses," which are fees and expenses attributable to underlying portfolios in which the Portfolio invested during the preceding fiscal year.

(14)
   The Zenith Equity Portfolio is a "fund of funds" that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio (the "Underlying Portfolios"). The Portfolio has its own operating expenses and bears its pro-rata portion of the operating expenses of the Underlying Portfolios, including the management fee. For the year ended December 31, 2006, Gross Total Annual Expenses and Net Total Annual Expenses for the Underlying Portfolios were .72%. Policy Owners may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios instead of investing in the Portfolio.

(15)
   These Portfolios are "funds of funds" that invest substantially all of their assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolios invest in other underlying portfolios, each Portfolio will also bear its pro rata portion of the operating expenses of the underlying portfolios in which the Portfolio invests, including the management fee. The weighted average of the total operating expenses of the underlying portfolios, after any applicable fee waivers and expense reimbursements, as of

   December 31, 2006, were: 0.61% for the MetLife Conservative Allocation Portfolio, 0.65% for the MetLife Conservative to Moderate Allocation Portfolio, 0.70% for the MetLife Moderate Allocation Portfolio, 0.75% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.75% for the MetLife Aggressive Allocation Portfolio. The total operating expenses of the Portfolios, including the weighted average of the total operating expenses of the underlying portfolios, before any applicable fee waivers and expense reimbursements, as of December 31, 2006, were: 0.80% for the MetLife Conservative Allocation Portfolio, 0.77% for the MetLife Conservative to Moderate Allocation Portfolio, 0.82% for the MetLife Moderate Allocation Portfolio, 0.86% for the MetLife Moderate to Aggressive Allocation Portfolio and 0.93% for the MetLife Aggressive Allocation Portfolio. Policy Owners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the Portfolios. A Policy Owner who chooses to invest directly in the underlying portfolios would not, however, receive the asset allocation services provided by MetLife Advisers, LLC. (See the fund prospectus for a description of each Portfolio's target allocation.)

(16)
   MetLife Advisers, LLC has contractually agreed, for the period May 1, 2007 through April 30, 2008, to waive fees or pay all expenses (other than brokerage costs, taxes, interest and any extraordinary expenses) so as to limit net total annual operating expenses of the Portfolio to 0.10%, excluding 12b-1-fees.

(17)
   Other Expenses have been restated to reflect new custodian, fund administration and transfer agent fee schedules, as if these fee schedules had been in effect for the previous fiscal year.

(18)
   Other Expenses have been restated to reflect the current Met Investors Series Trust fee schedule, as if that schedule had applied to the Portfolio for the entire fiscal year.

(19)
   The Management Fee has been restated to reflect an amended management fee agreement, as if the agreement had been in effect during the previous fiscal year.

(20)
   The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs or other investment companies, based upon the allocation of assets as of December 31, 2006, was 0.25%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.88%.

(21)
   Pursuant to an expense limitation agreement, the Investment Adviser has agreed, for a period of one year commencing May 1, 2007, to limit its fee and to reimburse expenses to the extent necessary to limit total operating expenses to 0.55%, excluding 12b-1 fees.

(22)
   The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, the Portfolio also will bear its pro-rata portion of the operating expenses of that Underlying ETF or other investment company. The weighted average of the total operating expenses of the Underlying ETFs and other investment companies, based on the allocation of assets as of December 31, 2006, was 0.24%. The total operating expenses of the Portfolio, including the weighted average of the total operating expenses of the Underlying ETFs and other investment companies as of December 31, 2006, before any applicable fee waivers and expense reimbursements, were 0.84%.

(23)
   Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.02%.

(24)
   Other Expenses reflect the repayment of fees previously waived or expenses previously paid by the Investment Adviser, under the terms of prior expense limitation agreements, in the amount of 0.04%.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.

     The fee and expense information regarding the Eligible Funds was provided by those Eligible Funds. Fidelity Variable Insurance Products and the American Funds Insurance Series are not affiliated with NELICO.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliates MetLife Advisers, LLC and Met Investors Advisory LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in affiliated investment advisers MetLife Advisers, LLC and Met Investors Advisory LLC, which are formed as "limited liability companies". Our ownership interests in MetLife Advisers, LLC and Met Investors Advisory LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the advisers. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

SELECTION OF THE ELIGIBLE FUNDS

     We select the Eligible Funds offered through this Policy based on several criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. For additional information on these arrangements, see "Certain Payments We Receive with Regard to the Eligible Funds" above. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new Premiums and/or transfers of cash value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Policy Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms.

     We pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all premiums allocated to the American Funds Bond Fund, the American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund, for the services it provides in marketing the Funds' shares in connection with the Policies. Each of these Funds makes payments to our distributor under their distribution plans in consideration of services provided and expenses incurred by our distributor in distributing their shares. These payments currently equal 0.25% of Variable Account assets invested in the particular Eligible Fund. (See "Eligible Fund Expenses" and the Eligible Fund prospectuses.)

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CASH VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

                              THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                  ADVISER: METLIFE ADVISERS, LLC

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

BlackRock Aggressive Growth      BlackRock Advisors, LLC          Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio  BlackRock Advisors, LLC          A competitive total return primarily
                                                                  from investing in fixed-income
                                                                  securities.

BlackRock Diversified Portfolio  BlackRock Advisors, LLC          High total return while attempting to
                                                                  limit investment risk and preserve
                                                                  capital.

BlackRock Large Cap Value        BlackRock Advisors, LLC          Long-term growth of capital.
Portfolio

BlackRock Legacy Large Cap       BlackRock Advisors, LLC          Long-term growth of capital.
Growth Portfolio

BlackRock Money Market           BlackRock Advisors, LLC          A high level of current income
Portfolio(1)                                                      consistent with preservation of
                                                                  capital.

BlackRock Strategic Value        BlackRock Advisors, LLC          High total return, consisting
Portfolio                                                         principally of capital appreciation.

Davis Venture Value Portfolio    Davis Selected Advisers,         Growth of capital.
                                 L.P.(2)

FI International Stock           Fidelity Management & Research   Long-term growth of capital.
Portfolio                        Company

FI Large Cap Portfolio           Fidelity Management & Research   Long-term growth of capital.
                                 Company

FI Mid Cap Opportunities         Fidelity Management & Research   Long-term growth of capital.
Portfolio                        Company

FI Value Leaders Portfolio       Fidelity Management & Research   Long-term growth of capital.
                                 Company

Franklin Templeton Small Cap     Franklin Advisers, Inc.          Long-term capital growth.
Growth Portfolio

Harris Oakmark Focused Value     Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Harris Oakmark Large Cap Value   Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Jennison Growth Portfolio        Jennison Associates LLC          Long-term growth of capital.

Lehman Brothers Aggregate Bond   MetLife Investment Advisors      To equal the performance of the
Index Portfolio                  Company, LLC                     Lehman Brothers Aggregate Bond Index.

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------
Loomis Sayles Small Cap          Loomis, Sayles & Company, L.P.   Long-term capital growth from
Portfolio                                                         investments in common stocks or other
                                                                  equity securities.

MetLife Mid Cap Stock Index      MetLife Investment Advisors      To equal the performance of the
Portfolio                        Company, LLC                     Standard & Poor's Mid Cap 400
                                                                  Composite Stock Price Index.

MetLife Stock Index Portfolio    MetLife Investment Advisors      To equal the performance of the
                                 Company, LLC                     Standard & Poor's 500 Composite Stock
                                                                  Price Index.

MFS Total Return Portfolio       Massachusetts Financial          Favorable total return through
                                 Services Company                 investment in a diversified
                                                                  portfolio.

Morgan Stanley EAFE Index        MetLife Investment Advisors      To equal the performance of the MSCI
Portfolio                        Company, LLC                     EAFE Index.

Neuberger Berman Mid Cap Value   Neuberger Berman Management      Capital growth.
Portfolio                        Inc.

Oppenheimer Global Equity        OppenheimerFunds, Inc.           Capital appreciation.
Portfolio

Russell 2000 Index Portfolio     MetLife Investment Advisors      To equal the return of the Russell
                                 Company, LLC                     2000 Index.

T. Rowe Price Large Cap Growth   T. Rowe Price Associates, Inc.   Long-term growth of capital and,
Portfolio                                                         secondarily, dividend income.

T. Rowe Price Small Cap Growth   T. Rowe Price Associates, Inc.   Long-term capital growth.
Portfolio

Western Asset Management         Western Asset Management         To maximize total return consistent
Strategic Bond Opportunities     Company                          with preservation of capital.
Portfolio

Western Asset Management U.S.    Western Asset Management         To maximize total return consistent
Government Portfolio             Company                          with preservation of capital and
                                                                  maintenance of liquidity.

Zenith Equity Portfolio(3)       N/A                              Long-term capital appreciation.

MetLife Aggressive Allocation    N/A                              Growth of capital.
Portfolio

MetLife Conservative Allocation  N/A                              A high level of current income, with
Portfolio                                                         growth of capital as a secondary
                                                                  objective.

MetLife Conservative to          N/A                              A high total return in the form of
Moderate Allocation Portfolio                                     income and growth of capital, with a
                                                                  greater emphasis on income.

MetLife Moderate Allocation      N/A                              A balance between a high level of
Portfolio                                                         current income and growth of capital,
                                                                  with a greater emphasis on growth of
                                                                  capital.

MetLife Moderate to Aggressive   N/A                              Growth of capital.
Allocation Portfolio

MET INVESTORS SERIES TRUST                      ADVISER: MET INVESTORS ADVISORY
                                                LLC

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

BlackRock Large-Cap Core         BlackRock Advisors, LLC          Long-term capital growth.
Portfolio

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------
Cyclical Growth and Income ETF   Gallatin Asset Management, Inc.  Growth of capital and income.
Portfolio

Cyclical Growth ETF Portfolio    Gallatin Asset Management, Inc.  Growth of capital.

Harris Oakmark International     Harris Associates L.P.           Long-term capital appreciation.
Portfolio

Janus Forty Portfolio            Janus Capital Management LLC     Capital appreciation.

Lazard Mid-Cap Portfolio         Lazard Asset Management LLC      Long-term growth of capital.

Legg Mason Partners Aggressive   ClearBridge Advisors, LLC        Capital appreciation.
Growth Portfolio (formerly Legg
Mason Aggressive Growth
Portfolio)

Legg Mason Value Equity          Legg Mason Capital Management,   Long-term growth of capital.
Portfolio                        Inc.

Lord Abbett Bond Debenture       Lord, Abbett & Co. LLC           To provide high current income and
Portfolio                                                         the opportunity for capital
                                                                  appreciation to produce a high total
                                                                  return.

Met/AIM Small Cap Growth         A I M Capital Management, Inc.   Long-term growth of capital.
Portfolio

MFS Research International       Massachusetts Financial          Capital appreciation.
Portfolio                        Services Company

Neuberger Berman Real Estate     Neuberger Berman Management      Total return through investment in
Portfolio                        Inc.                             real estate securities, emphasizing
                                                                  both capital appreciation and current
                                                                  income.

Oppenheimer Capital              OppenheimerFunds, Inc.           Capital appreciation.
Appreciation Portfolio

PIMCO Inflation Protected Bond   Pacific Investment Management    Maximum real return, consistent with
Portfolio                        Company LLC                      preservation of capital and prudent
                                                                  investment management.

PIMCO Total Return Portfolio     Pacific Investment Management    Maximum total return, consistent with
                                 Company LLC                      the preservation of capital and
                                                                  prudent investment management.

RCM Technology Portfolio         RCM Capital Management LLC       Capital appreciation; no
(formerly RCM Global Technology                                   consideration is given to income.
Portfolio)

T. Rowe Price Mid-Cap Growth     T. Rowe Price Associates, Inc.   Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS         ADVISER: FIDELITY MANAGEMENT &
                                                RESEARCH COMPANY

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

VIP Equity-Income Portfolio                                       Reasonable income. The fund will also
                                                                  consider the potential for capital
                                                                  appreciation. The fund's goal is to
                                                                  achieve a yield which exceeds the
                                                                  composite yield on the securities
                                                                  comprising the Standard & Poor's
                                                                  500(SM) Index.

VIP Overseas Portfolio                                            Long-term growth of capital.

AMERICAN FUNDS INSURANCE SERIES                 ADVISER: CAPITAL RESEARCH AND
                                                MANAGEMENT COMPANY

ELIGIBLE FUND                              SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                              -----------                    --------------------

American Funds Bond Fund         N/A                              Maximize current income and preserve
                                                                  capital by investing primarily in
                                                                  fixed-income securities.

American Funds Global Small      N/A                              Capital appreciation through stocks.
Capitalization Fund

American Funds Growth Fund       N/A                              Capital appreciation through stocks.

American Funds Growth-Income     N/A                              Capital appreciation and income.
Fund

---------------

(1) An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

(2) Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers--NY, Inc., a wholly-owned subsidiary.

(3) The Zenith Equity Portfolio is a fund of funds that invests equally in three other Portfolios of the Metropolitan Series Fund, Inc.: the FI Value Leaders Portfolio, the Jennison Growth Portfolio and the Capital Guardian U.S. Equity Portfolio. The sub-advisers to these Portfolios are Fidelity Management & Research Company, Jennison Associates LLC and Capital Guardian Trust Company, respectively.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES ATTACHED AT THE END OF THIS PROSPECTUS AND THEIR STATEMENTS OF ADDITIONAL INFORMATION.

SUBSTITUTION OF INVESTMENTS

     If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the

Policy. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                             OTHER POLICY FEATURES

TRANSFER OPTION

     Frequent requests from Policy owners to transfer cash value may dilute the value of an Eligible Fund's shares if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Eligible Fund and the reflection of that change in the Eligible Fund's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers may also increase brokerage and administrative costs of the underlying Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Policy owners and other persons who may have an interest in the Policies (e.g., beneficiaries).

     We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the BlackRock Strategic Value Portfolio, FI International Stock Portfolio, Franklin Templeton Small Cap Growth Portfolio, Loomis Sayles Small Cap Portfolio, Morgan Stanley EAFE Index Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Met/AIM Small Cap Growth Portfolio, MFS Research International Portfolio, VIP Overseas Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were, (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and (3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

     AMERICAN FUNDS MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Policy, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy. Although we do not have the operational or systems capability at this time to impose the American Funds monitoring policy and/or to treat all of the American Funds portfolios as Monitored Portfolios under our policy, we intend to do so in the future.

     Our policies and procedures may result in transfer restrictions being applied to deter market timing. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, or other transfer activity that we believe may be harmful to other Policy owners or other persons who have an interest in the Policies, we require all future transfer requests to or from any Monitored Portfolios or other identified Eligible Funds under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. Transfers made under a Dollar Cost Averaging Program, and, if applicable, any rebalancing program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

     The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Policy owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Policy. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Policy owners and other persons with interests in the Policies. We do not accommodate market timing in any Eligible Fund and there are no arrangements in place to permit any Policy owner to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

     The Eligible Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Policy Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Policy Owners who violate the frequent trading policies established by the Eligible Fund.

     In addition, Policy Owners and other persons with interests in the Policies should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance products and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Policy Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Policy Owners engaged in disruptive trading activity, the Eligible Fund may reject the entire omnibus order.

     In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Policy owner). You should read the Eligible Fund prospectuses for more details.

                               THE FIXED ACCOUNT

     We are not currently imposing limitations on transfers from the Fixed Account, but we reserve the right to do so.

                               TAX CONSIDERATIONS

INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

     IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to a survivorship life policy is limited. Thus, there is some uncertainty regarding the Federal income tax treatment of survivorship life policies. Nevertheless, we anticipate that the Policy should be deemed to be a life insurance contract under Federal tax law. However, if either or both insureds are in a substandard underwriting class, or if a term rider is added, there is additional uncertainty and some risk that your Policy will not be treated as a life insurance contract under Federal tax law. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL -- DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary to the extent provided in section 101 of the Code.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated or recently employed. There are also exceptions for policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the policy. These rules apply to policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     If there is a reduction in the benefits under the Policy at any time, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. The IRS has promulgated a procedure for the correction of inadvertent modified endowment contracts.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

          (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

          (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

          (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

     If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Although the issue is not free from doubt, we believe that a loan from or secured by a Policy that is not classified as a Modified Endowment Contract should generally not be treated as a taxable distribution. A tax adviser should be consulted regarding policy loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

     Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

     The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31,

2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011. Congress may or may not enact permanent repeal between now and then.

     During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

     The complexity of the new tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     TAX TREATMENT OF POLICY SPLIT. The policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable transaction or whether the individual Policies that result would be classified as Modified Endowment Contracts. A competent tax adviser should be consulted before exercising the policy split rider.

     EXPANDED DEATH BENEFIT RIDER. The tax consequences of continuing the Policy beyond the younger insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger insured's 100th year.

     OTHER POLICY OWNER TAX MATTERS. Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement, there is a risk that some of the Policy cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

     In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

     Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

     Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                   MANAGEMENT

     The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO

        NAME AND PRINCIPAL
         BUSINESS ADDRESS                            PRINCIPAL BUSINESS EXPERIENCE
        ------------------                           -----------------------------
Michael K. Farrell***.............    Director of NELICO since 2004 and Senior Vice President of
                                      Metropolitan Life Insurance Company since 2002.
Gene L. Lunman******..............    Director of NELICO since 2006 and Senior Vice President of
                                      Metropolitan Life Insurance Company since 2005.
William J. Mullaney*****              Director of NELICO since 2007 and President of Institutional
                                        Business at Metropolitan Life Insurance Company since
                                        2007. Formerly President 2004-2007 of Metropolitan
                                        Property and Casualty.
Catherine A. Rein**...............    Director of NELICO since 1998 and Senior Executive Vice
                                      President and Chief Administrative Officer of Metropolitan
                                        Life Insurance Company since 2005. Formerly, President and
                                        Chief Executive Officer 1999-2004 of Metropolitan Property
                                        and Casualty.
Michael J. Vietri****.............    Director of NELICO since 2005 and Executive Vice President of Metropolitan Life Insurance Company since 2005. Formerly,
                                        Senior Vice President 1999-2004 of Metropolitan Life
                                        Insurance Company.
Lisa M. Weber**...................    Chairman of the Board, President and Chief Executive Officer
                                      of NELICO since 2004 and President, Individual Business of
                                        Metropolitan Life Insurance Company since 2004; formerly,
                                        Director of NELICO since 2000 and Senior Executive Vice
                                        President and Chief Administrative Officer 2001-2004 of
                                        Metropolitan Life.
William J. Wheeler**..............    Director of NELICO since 2002 and Executive Vice President and Chief Financial Officer of Metropolitan Life Insurance
                                        Company since 2003. Formerly, Senior Vice President
                                        1997-2003 of Metropolitan Life.

                          EXECUTIVE OFFICERS OF NELICO
                              OTHER THAN DIRECTORS

    NAME AND PRINCIPAL ADDRESS                       PRINCIPAL BUSINESS EXPERIENCE
    --------------------------                       -----------------------------
Alan C. Leland, Jr.*..............    Senior Vice President of NELICO since 1996 and Vice
                                      President of Metropolitan Life Insurance Company since 2000.
Joseph J. Prochaska, Jr.**........    Executive Vice President and Chief Accounting Officer of
                                      NELICO since 2006 and Executive Vice President and Chief
                                        Accounting Officer of Metropolitan Life Insurance Company
                                        since 2006. Formerly Senior Vice President and Chief
                                        Accounting Officer 2004-2006 of NELICO and Senior Vice
                                        President and Chief Accounting Officer 2003-2006 of
                                        Metropolitan Life. Senior Vice President and Controller
                                        2000-2003 of Aon Corporation.
Anthony J. Williamson**...........    Senior Vice President and Treasurer (Principal Financial
                                      Officer) of NELICO since 2002 and Senior Vice President and
                                        Treasurer of Metropolitan Life Insurance Company since
                                        2001.

------------

     * The principal business address is 501 Boylston Street, Boston, MA 02116.

     ** The principal business address is One MetLife Plaza, 27-01 Queens Plaza
        North, Long Island City, NY 11101.

   *** The principal business address is 10 Park Avenue, Morristown, NJ 07962.

  **** The principal business address is 177 South Commons Drive, Aurora IL
       60504.

 ***** The principal business address is 700 Quaker Lane, Warwick, RI 02886.

****** The principal business address is 185 Asylum Street, Hartford, CT 06103.

                                 VOTING RIGHTS

     We own the Eligible Fund shares held in the Variable Account and vote those shares at meetings of the Eligible Fund shareholders. Under Federal securities law, you currently have the right to instruct us how to vote shares that are attributable to your Policy.

     Policy Owners who are entitled to give voting instructions and the number of shares attributable to their Policies are determined as of the meeting record date. If we do not receive timely instructions, we will vote shares in the same proportion as (i) the aggregate cash value of policies giving instructions, respectively, to vote for, against, or withhold votes on a proposition, bears to
(ii) the total cash value in that sub-account for all policies for which we receive voting instructions. No voting privileges apply to the Fixed Account or to cash value removed from the Variable Account due to a Policy loan. The effect of this proportional voting is that a small number of Policy Owners may control the outcome of a vote.

     We will vote all Eligible Fund shares held by our general account (or any unregistered separate account for which voting privileges were not extended) in the same proportion as the total of (i) shares for which voting instructions were received and (ii) shares that are voted in proportion to such voting instructions.

     The Eligible Funds' Boards of Trustees monitor events to identify conflicts that may arise from the sale of Eligible Fund shares to variable life and variable annuity separate accounts of affiliated and, if applicable, unaffiliated insurance companies and qualified plans. Conflicts could result from changes in state insurance law or Federal income tax law, changes in investment management of an Eligible Fund, or differences in voting instructions given by variable life and variable annuity contract owners and qualified plans, if applicable. If there is a material conflict, the Board of Trustees will determine what action should be taken, including the removal of the affected sub-accounts from the Eligible Fund(s), if necessary. If we believe any Eligible Fund action is insufficient, we will consider taking other action to protect Policy Owners. There could, however, be unavoidable delays or interruptions of operations of the Variable Account that we may be unable to remedy.

     We may disregard voting instructions for changes in the investment policy, investment adviser or principal underwriter of an Eligible Fund portfolio if required by state insurance law, or if we (i) reasonably disapprove of the changes and (ii) in the case of a change in investment policy or investment adviser, make a good faith determination that the proposed change is prohibited by state authorities or inconsistent with a sub-account's investment objectives. If we do disregard voting instructions, the next annual report to Policy Owners will include a summary of that action and the reasons for it.

                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

     For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

     You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of New England Variable Life Separate Account and the consolidated financial statements of New England Life Insurance Company (the "Company") (which report expresses an unqualified opinion and includes an explanatory paragraph referring to the change in the method of accounting for defined benefit pension and other postretirement plans, and for certain non-traditional long duration contracts and separate accounts as required by new accounting guidance which the Company adopted on December 31, 2006, and January 1, 2004, respectively. In addition, the Company changed its method of accounting for mandatorily redeemable preferred stock as required by new accounting guidance which was adopted as of January 1, 2004), included in this Prospectus Supplement have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal address of Deloitte & Touche LLP is 201 East Kennedy Boulevard, Suite 1200, Tampa, Florida 33602-5827.